Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 31,	February 1,	% Over	January 31,	February 1,
	2016	2015	(Under)	2016	2015

Net sales	$78,466	81,269	(3.4)%	100.0%	100.0%
Cost of sales	61,903	66,867	(7.4)%	78.9%	82.3%
Gross profit	16,563	14,402	15.0%	21.1%	17.7%

Selling, general and
administrative expenses	9,337	8,375	11.5%	11.9%	10.3%
Income from operations	7,226	6,027	19.9%	9.2%	7.4%

Interest income	(38)	(202)	(81.2)%	(0.0)%	(0.2)%
Other expense	85	307	(72.3)%	0.1%	0.4%
Income before income taxes	7,179	5,922	21.2%	9.1%	7.3%

Income taxes*	2,317	2,110	9.8%	32.3%	35.6%
Net income	$4,862	3,812	27.5%	6.2%	4.7%

Net income per share-basic	$0.39	$0.31	25.8%
Net income per share-diluted	$0.39	$0.31	25.8%
Average shares outstanding-basic	12,331	12,219	0.9%
Average shares outstanding-diluted	12,486	12,417	0.6%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 31,	February 1,	% Over	January 31,	February 1,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$7,179	5,922	21.2%	9.1%	7.3%

Adjusted Income taxes (2)*	1,278	906	41.1%	17.8%	15.3%
Adjusted net income	5,901	5,016	17.6%	7.5%	6.2%

Adjusted net income per share-basic	$0.48	$0.41	17.1%
Adjusted net income per share-diluted	$0.47	$0.40	17.5%
Average shares outstanding-basic	12,331	12,219	0.9%
Average shares outstanding-diluted	12,486	12,417	0.6%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $33.3 million in net operating loss carryforwards as of May 3, 2015. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE NINE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 31,	February 1,	% Over	January 31,	February 1,
	2016	2015	(Under)	2016	2015

Net sales	$235,607	231,320	1.9%	100.0%	100.0%
Cost of sales	187,109	191,925	(2.5)%	79.4%	83.0%
Gross profit	48,498	39,395	23.1%	20.6%	17.0%

Selling, general and
administrative expenses	27,512	23,173	18.7%	11.7%	10.0%
Income from operations	20,986	16,222	29.4%	8.9%	7.0%

Interest expense	-	50	(100.0)%	0.0%	0.0%
Interest income	(150)	(478)	(68.6)%	(0.1)%	(0.2)%
Other expense	405	380	6.6%	0.2%	0.2%
Income before income taxes	20,731	16,270	27.4%	8.8%	7.0%

Income taxes*	7,398	6,113	21.0%	35.7%	37.6%
Net income	$13,333	10,157	31.3%	5.7%	4.4%

Net income per share-basic	$1.08	$0.83	30.1
Net income per share-diluted	$1.07	$0.82	30.5
Average shares outstanding-basic	12,317	12,216	0.8
Average shares outstanding-diluted	12,488	12,410	0.6

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 31,	February 1,	% Over	January 31,	February 1,
	2016	2015	(Under)	2016	2015

Income before income taxes (see above)	$20,731	16,270	27.4%	8.8%	7.0%

Adjusted Income taxes (2)*	3,690	2,489	48.3%	17.8%	15.3%
Adjusted net income	17,041	13,781	23.7%	7.2%	6.0%

Adjusted net income per share-basic	$1.38	$1.13	22.1%
Adjusted net income per share-diluted	$1.36	$1.11	22.5%
Average shares outstanding-basic	12,317	12,216	0.8%
Average shares outstanding-diluted	12,488	12,410	0.6%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $33.3 million in net operating loss carryforwards as of May 3, 2015. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Page 3 or 10

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 31, 2016, FEBRUARY 1, 2015, AND MAY 3, 2015
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 31,	February 1,	(Decrease)			* May 3,
	2016	2015	Dollars	Percent		2015

Current assets
Cash and cash equivalents	$31,713	28,772	2,941	10.2%		29,725
Short-term investments	4,259	8,384	(4,125)	(49.2)%		10,004
Accounts receivable	26,784	30,774	(3,990)	(13.0)%		28,749
Inventories	48,485	38,013	10,472	27.5%		42,484
Income taxes receivable	23	104	(81)	(77.9)%		229
Other current assets	2,331	2,992	(661)	(22.1)%		2,440
Total current assets	113,595	109,039	4,556	4.2%		113,631

Property, plant & equipment, net	38,157	35,269	2,888	8.2%		36,078
Goodwill	11,462	11,462	-	0.0%		11,462
Deferred income taxes	4,312	5,020	(708)	(14.1	) %	5,169
Long-term Investments	3,590	2,063	1,527	74.0%		2,415
Other assets	2,435	2,505	(70)	(2.8)%		2,545

Total assets	$173,551	165,358	8,193	5.0%		171,300

Current liabilities
Current maturities of long-term debt	$-	2,200	(2,200)	(100.0)%		2,200
Accounts payable - trade	25,601	28,644	(3,043)	(10.6)%		28,414
Accounts payable - capital expenditures	380	772	(392)	(50.8)%		990
Accrued expenses	12,690	9,954	2,736	27.5%		11,129
Income taxes payable - current	622	325	297	91.4%		325
Total current liabilities	39,293	41,895	(2,602)	(6.2)%		43,058

Income taxes payable - long-term	3,480	3,630	(150)	(4.1)%		3,792
Deferred income taxes	1,209	927	282	30.4%		982
Deferred compensation	4,495	3,934	561	14.3%		4,041

Total liabilities	48,477	50,386	(1,909)	(3.8)%		51,873

Shareholders' equity	125,074	114,972	10,102	8.8%		119,427

Total liabilities and
shareholders' equity	$173,551	165,358	8,193	5.0%		171,300

Shares outstanding	12,250	12,219	31	0.3%		12,219

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 31,	February 1,
	2016	2015

Cash flows from operating activities:
Net income	$13,333	10,157
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	4,888	4,244
Amortization of other assets	123	140
Stock-based compensation	1,964	482
Deferred income taxes	1,906	3,274
Gain on sale of equipment	(66)	(74)
Realized loss on sale of short-term investments	127	-
Excess tax benefits related to stock-based compensation	(822)	(110)
Foreign currency exchange gains	(85)	(6)
Changes in assets and liabilities:
Accounts receivable	1,091	(3,455)
Inventories	(6,485)	2,536
Other current assets	(108)	(739)
Other assets	48	(30)
Accounts payable	(1,979)	2,267
Accrued expenses and deferrred compensation	1,406	2,121
Income taxes	535	(108)
Net cash provided by operating activities	15,876	20,699

Cash flows from investing activities:
Capital expenditures	(7,686)	(8,185)
Proceeds from the sale of equipment	230	625
Proceeds from life insurance policies	-	320
Payments on life insurance policies	(18)	(18)
Proceeds from the sale of short-term investments	5,612	1,628
Purchase of short-term investments	(86)	(3,719)
Purchase of long-term investments	(1,268)	(1,298)
Net cash used in investing activities	(3,216)	(10,647)

Cash flows from financing activities:
Proceeds from line of credit	7,000	-
Payments on line of credit	(7,000)	(538)
Payments on long-term debt	(2,200)	(2,200)
Repurchase of common stock	(2,397)	(745)
Dividends paid	(7,281)	(6,846)
Payments on debt issuance costs	(43)	-
Proceeds from common stock issued	138	94
Excess tax benefits related to stock-based compensation	822	110
Net cash used in financing activities	(10,961)	(10,125)

Effect of exchange rate changes on cash and cash equivalents	289	(458)

Increase (decrease) in cash and cash equivalents	1,988	(531)

Cash and cash equivalents at beginning of period	29,725	29,303

Cash and cash equivalents at end of period	$31,713	28,772

Free Cash Flow (1)	$8,245	11,795

(1) Free Cash Flow reconciliation is as follows:
		FY 2016	FY 2015
A)	Net cash provided by operating activities	$15,876	20,699
B)	Minus: Capital Expenditures	(7,686)	(8,185)
C)	Add: Proceeds from the sale of equipment	230	625
D)	Add: Proceeds from life insurance policies	-	320
E)	Minus: Payments on life insurance policies	(18)	(18)
F)	Add: Excess tax benefits related to stock-based compensation	822	110
G)	Minus: Purchase of long-term investments	(1,268)	(1,298)
H)	Effects of exchange rate changes on cash and cash equivalents	289	(458)
		$8,245	11,795

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 31,	February 1,	% Over	January 31,	February 1,
Net Sales by Segment	2016	2015	(Under)	2016	2015

Mattress Fabrics	$44,277	45,683	(3.1)%	56.4%	56.2%
Upholstery Fabrics	34,189	35,586	(3.9)%	43.6%	43.8%

Net Sales	$78,466	81,269	(3.4)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$8,751	8,076	8.4%	19.8%	17.7%
Upholstery Fabrics	7,812	6,326	23.5%	22.8%	17.8%
Gross Profit	$16,563	14,402	15.0%	21.1%	17.7%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$2,953	2,853	3.5%	6.7%	6.2%
Upholstery Fabrics	3,963	3,781	4.8%	11.6%	10.6%
Unallocated Corporate expenses	2,421	1,741	39.1%	3.1%	2.1%
Selling, General and Administrative Expenses	$9,337	8,375	11.5%	11.9%	10.3%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$5,798	5,223	11.0%	13.1%	11.4%
Upholstery Fabrics	3,849	2,545	51.2%	11.3%	7.2%
Unallocated corporate expenses	(2,421)	(1,741)	39.1%	(3.1)%	(2.1	) %
Operating income	$7,226	6,027	19.9%	9.2%	7.4%

Depreciation by Segment

Mattress Fabrics	$1,490	1,244	19.8%
Upholstery Fabrics	215	188	14.4%
Depreciation	$1,705	1,432	19.1%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
(Unaudited)
(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 31,	February 1,	% Over	January 31,	February 1,
Net Sales by Segment	2016	2015	(Under)	2016	2015

Mattress Fabrics	$137,522	131,543	4.5%	58.4%	56.9%
Upholstery Fabrics	98,085	99,777	(1.7)%	41.6%	43.1%

Net Sales	$235,607	231,320	1.9%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$28,133	22,603	24.5%	20.5%	17.2%
Upholstery Fabrics	20,365	16,792	21.3%	20.8%	16.8%
Gross Profit	$48,498	39,395	23.1%	20.6%	17.0%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$8,865	8,019	10.5%	6.4%	6.1%
Upholstery Fabrics	11,372	10,518	8.1%	11.6%	10.5%
Unallocated Corporate expenses	7,275	4,636	56.9%	3.1%	2.0%
Selling, General, and Administrative Expenses	$27,512	23,173	18.7%	11.7%	10.0%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$19,267	14,584	32.1%	14.0%	11.1
Upholstery Fabrics	8,994	6,274	43.4%	9.2%	6.3
Unallocated corporate expenses	(7,275)	(4,636)	56.9%	(3.1)%	(2.0)%
Operating income	$20,986	16,222	29.4%	8.9%	7.0%

Return on Capital (1)

Mattress Fabrics	35.9%	30.7%
Upholstery Fabrics	68.9%	48.2%
Unallocated Corporate	N/A	N/A
Consolidated	31.7%	26.7%

Capital Employed (2)

Mattress Fabrics	72,644	65,178	11.5%
Upholstery Fabrics	19,623	16,834	16.6%
Unallocated Corporate	(1,284)	(367)	N/A
Consolidated	90,983	81,645	11.4%

Depreciation by Segment

Mattress Fabrics	$4,273	3,692	15.7%
Upholstery Fabrics	615	552	11.4%
Depreciation	$4,888	4,244	15.2%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of January 31, 2016 and February 1, 2015.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
	FOR THE TWELVE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
	(UNAUDITED)
	(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	5/3/2015	8/2/2015	11/1/2015	1/31/2016	1/31/2016

Net income	$4,913	$4,701	$3,771	$4,862	$18,247
Income taxes	1,772	2,707	2,373	2,317	9,169
Interest income, net	(128)	(42)	(69)	(38)	(277)
Depreciation and amortization expense	1,576	1,602	1,668	1,741	6,587
Stock based compensation	304	265	1,074	625	2,268
Adjusted EBITDA	$8,437	$9,233	$8,817	$9,507	$35,994

	Quarter Ended
					Trailing 12
					Months
	4/27/2014	8/3/2014	11/2/2014	2/1/2015	2/1/2015

Net income	$2,740	$3,344	$3,001	$3,812	$12,897
Income taxes	1,380	2,115	1,889	2,110	7,494
Interest income, net	(43)	(74)	(153)	(202)	(472)
Depreciation and amortization expense	1,394	1,446	1,460	1,478	5,778
Stock based compensation	159	46	245	191	641
Adjusted EBITDA	$5,630	$6,877	$6,442	$7,389	$26,338

% Over (Under)	49.9%	34.3%	36.9%	28.7%	36.7%

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED JANUARY 31, 2016
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 31, 2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$19,267	$71,492	35.9%
Upholstery Fabrics	8,994	17,413	68.9%
(less: Unallocated Corporate)	(7,275)	(631)	N/A
Total	$20,986	$88,275	31.7%

Average Capital Employed	As of the three Months Ended January 31, 2016				As of the three Months Ended November 1, 2015				As of the three Months Ended August 2, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	93,779	33,975	45,797	173,551	90,730	32,187	46,030	168,947	91,614	33,795	41,470	166,879
Total liabilities	(21,135)	(14,352)	(12,990)	(48,477)	(19,228)	(15,129)	(11,615)	(45,972)	(20,265)	(14,849)	(13,040)	(48,154)

Subtotal	$72,644	$19,623	$32,807	$125,074	$71,502	$17,058	$34,415	$122,975	$71,349	$18,946	$28,430	$118,725
Less:
Cash and cash equivalents	-	-	(31,713)	(31,713)	-	-	(31,176)	(31,176)	-	-	(25,933)	(25,933)
Short-term investments	-	-	(4,259)	(4,259)	-	-	(6,320)	(6,320)	-	-	(6,336)	(6,336)
Long-term investments	-	-	(3,590)	(3,590)	-	-	(3,279)	(3,279)	-	-	(2,893)	(2,893)
Income taxes receivable	-	-	(23)	(23)	-	-	(75)	(75)	-	-	(142)	(142)
Deferred income taxes - non-current	-	-	(4,312)	(4,312)	-	-	(3,415)	(3,415)	-	-	(4,405)	(4,405)
Current maturities of long-term debt	-	-	-	-	-	-	-	-	-	-	2,200	2,200
Income taxes payable - current	-	-	622	622	-	-	305	305	-	-	392	392
Income taxes payable - long-term	-	-	3,480	3,480	-	-	3,655	3,655	-	-	3,634	3,634
Deferred income taxes - non-current	-	-	1,209	1,209	-	-	1,206	1,206	-	-	1,071	1,071
Deferred compensation	-	-	4,495	4,495	-	-	4,421	4,421	-	-	4,280	4,280

Total Capital Employed	$72,644	$19,623	$(1,284)	$90,983	$71,502	$17,058	$(263)	$88,297	$71,349	$18,946	$298	$90,593

	As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	89,066	32,838	49,396	171,300
Total liabilities	(18,594)	(18,812)	(14,467)	(51,873)

Subtotal	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(29,725)	(29,725)
Short-term investments	-	-	(10,004)	(10,004)
Long-term investments	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(229)	(229)
Deferred income taxes - non-current	-	-	(5,169)	(5,169)
Current maturities of long-term debt	-	-	2,200	2,200
Income taxes payable - current	-	-	325	325
Income taxes payable - long-term	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	982	982
Deferred compensation	-	-	4,041	4,041

Total Capital Employed	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$71,492	$17,413	$(631)	$88,275

Notes:

(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the nine month period ending January 31, 2016 divided by three quarters times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, current maturities of long-term debt, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3) Average capital employed was computed using the four periods ending January 31, 2016, November 1, 2015, August 2, 2015 and May 3, 2015.

	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED FEBRUARY 1, 2015
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	February 1, 2015 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$14,584	$63,361	30.7%
Upholstery Fabrics	6,274	17,344	48.2%
(less: Unallocated Corporate)	(4,636)	361	N/A
Total	$16,222	$81,065	26.7%

Average Capital Employed	As of the three Months Ended February 1, 2015				As of the three Months Ended November 2, 2014				As of the three Months Ended August 3, 2014
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	83,648	35,761	45,949	165,358	80,121	30,916	45,126	156,163	81,400	30,520	42,298	154,218
Total liabilities	(18,470)	(18,927)	(12,989)	(50,386)	(17,247)	(14,847)	(12,395)	(44,489)	(18,464)	(11,468)	(15,139)	(45,071)

Subtotal	$65,178	$16,834	$32,960	$114,972	$62,874	$16,069	$32,731	$111,674	$62,936	$19,052	$27,159	$109,147
Less:
Cash and cash equivalents	-	-	(28,772)	(28,772)	-	-	(28,953)	(28,953)	-	-	(24,665)	(24,665)
Short-term investments	-	-	(8,384)	(8,384)	-	-	(6,318)	(6,318)	-	-	(6,311)	(6,311)
Long-term investments	-	-	(2,063)	(2,063)			(1,911)	(1,911)			(1,749)	(1,749)
Income taxes receivable	-	-	(104)	(104)	-	-	-	-	-	-	(136)	(136)
Deferred income taxes - non-current	-	-	(5,020)	(5,020)	-	-	(6,200)	(6,200)	-	-	(7,182)	(7,182)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	-	-	-	-	-	-	-	-	569	569
Income taxes payable - current	-	-	325	325	-	-	268	268	-	-	387	387
Income taxes payable - long-term	-	-	3,630	3,630	-	-	3,980	3,980	-	-	4,037	4,037
Deferred income taxes - non-current	-	-	927	927	-	-	896	896	-	-	1,019	1,019
Long-term debt, less current maturities	-	-	-	-	-	-	-	-	-	-	2,200	2,200
Deferred compensation	-	-	3,934	3,934	-	-	3,794	3,794	-	-	3,632	3,632

Total Capital Employed	$65,178	$16,834	$(367)	$81,645	$62,874	$16,069	$487	$79,430	$62,936	$19,052	$1,160	$83,148

	As of the three Months Ended April 27, 2014
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	79,055	34,987	46,886	160,928
Total liabilities	(16,598)	(17,568)	(15,018)	(49,184)

Subtotal	$62,457	$17,419	$31,868	$111,744
Less:
Cash and cash equivalents	-	-	(29,303)	(29,303)
Short-term investments	-	-	(6,294)	(6,294)
Long-term investments			(765)	(765)
Income taxes receivable	-	-	(121)	(121)
Deferred income taxes - non-current	-	-	(8,263)	(8,263)
Current maturities of long-term debt	-	-	2,200	2,200
Line of credit			586	586
Income taxes payable - current	-	-	442	442
Income taxes payable - long-term	-	-	3,962	3,962
Deferred income taxes - non-current	-	-	1,006	1,006
Long-term debt, less current maturities	-	-	2,200	2,200
Deferred compensation	-	-	2,644	2,644

Total Capital Employed	$62,457	$17,419	$162	$80,038

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$63,361	$17,344	$361	$81,065

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for the nine month period ending February 1, 2015 divided by 3 quarters times 4 quarters  to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, noncurrent deferred tax assets and liabilities, and income taxes payable and receivable.

(3) Average capital employed was computed using the four periods ending February 1, 2015, November 2, 2014, August 3, 2014 and April 27, 2014.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE NINE MONTHS ENDED JANUARY 31, 2016 AND FEBRUARY 1, 2015
Unaudited
(Amounts in Thousands)

		NINE MONTHS ENDED

		Amounts
		January 31,	February 1,
		2016	2015

Consolidated Effective GAAP Income Tax Rate	(1)	35.7%	37.6%

Non-Cash U.S. Income Tax Expense		(17.9)%	(22.1)%

Non-Cash Foreign Income Tax Expense		0.0%	(0.2)%

Consolidated Adjusted Effective Income Tax Rate	(2)	17.8%	15.3%

	THREE MONTHS ENDED
	As reported		January 31, 2016	As reported		February 1, 2015
	January 31,		Proforma Net	February 1,		Proforma Net
	2016	Adjustments	of Adjustments	2015	Adjustments	of Adjustments

Income before income taxes	$7,179	$-	$7,179	$5,922		$5,922

Income taxes (3)	2,317	$(1,039)	1,278	2,110	$(1,204)	906
Net income	$4,862	$1,039	$5,901	$3,812	$1,204	$5,016

Net income per share-basic	$0.39	$0.08	$0.48	$0.31	$0.10	$0.41
Net income per share-diluted	$0.39	$0.08	$0.47	$0.31	$0.10	$0.40
Average shares outstanding-basic	12,331	12,331	12,331	12,219	12,219	12,219
Average shares outstanding-diluted	12,486	12,486	12,486	12,417	12,417	12,417

	NINE MONTHS ENDED
	As reported		January 31, 2016	As reported		February 1, 2015
	January 31,		Proforma Net	February 1,		Proforma Net
	2016	Adjustments	of Adjustments	2015	Adjustments	of Adjustments

Income before income taxes	$20,731	$-	$20,731	$16,270	$-	$16,270

Income taxes (3)	7,398	$(3,708)	3,690	6,113	$(3,624)	2,489
Net income	$13,333	$3,708	$17,041	$10,157	$3,624	$13,781

Net income per share-basic	$1.08	$0.30	$1.38	$0.83	$0.30	$1.13
Net income per share-diluted	$1.07	$0.30	$1.36	$0.82	$0.29	$1.11
Average shares outstanding-basic	12,317	12,317	12,317	12,216	12,216	12,216
Average shares outstanding-diluted	12,488	12,488	12,488	12,410	12,410	12,410

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.